SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2009

CVS CAREMARK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On January 21, 2009, the Board of Directors (the “Board”) of CVS Caremark Corporation (the “Company”) approved and adopted the following amendments to the Company’s by-laws (the “By-laws”):

Article I, Section 10 of the By-laws was amended to:

i.	expand the disclosure a stockholder must provide, under the Company’s advance notice by-law, when making a proposal of business to be brought before the annual meeting and/or a director nomination, to include, among other things, a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any beneficial owner on whose behalf the proposal is made or any such nominee with respect to the corporation’s securities;

ii.	amend the time periods within which a stockholder must provide advance notice; and

iii.	clarify the requirements for the conduct of business at a special meeting of stockholders (where such special meeting has been properly called pursuant to the By-laws), including that where the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations may be made by any stockholder who complies with the notice requirements and time periods specified in the By-laws.

Article I, Section 11 was deleted in its entirety in connection with the Amendment to Section 10.

Article II, Section 13 was amended to clarify that the Chairman of the Board shall preside over all meetings of the Board, and in his or her absence, the lead independent director shall preside.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended, and a copy of the Company’s Amended and Restated By-laws effective as of January 21, 2009, reflecting the foregoing amendments, is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document
3.2	Amended and Restated By-laws of CVS Caremark Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

Date: January 23, 2009	By:	/s/ David B. Rickard
	Name:	David B. Rickard
	Title:	Executive Vice President, Chief Financial Officer & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Document
3.2	Amended and Restated By-laws of CVS Caremark Corporation